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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
April 3, 2003	1-12358

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	59-7007599 (IRS Employer Identification Number)
2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)

Registrant's telephone number, including area code:
 (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

COLONIAL PROPERTIES TRUST

Item 5.    Other Events

        On April 3, 2003, Colonial Properties Trust, or Colonial, entered into an underwriting agreement and a related terms agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, and Wachovia Securities, Inc., as representatives for themselves and several other underwriters, pursuant to which Colonial agreed to offer and sell 5,000,000 depositary shares, each representing 1/10 of a share of 8 1/8% Series D cumulative redeemable preferred shares, par value $0.01 per share (liquidation preference equivalent to $25.00 per depositary share). The closing of this offering is expected to occur on or about April 30, 2003. Copies of the underwriting agreement and the terms agreement relating to the offering are attached to this form as Exhibits 1.1 and 1.2, respectively.

Item 7.    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired

    Not applicable

  (b)
  Pro Forma Financial Information

    Not applicable

  (c)
  Exhibits

    Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Underwriting Agreement, dated April 3, 2003, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, and Wachovia Securities, Inc.
1.2
Terms Agreement, dated April 3, 2003, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, and Wachovia Securities, Inc.
3.1	Articles Supplementary of 8 1/8% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest of Colonial Properties Trust
4.1	Form of Deposit Agreement by and among Colonial Properties Trust and EquiServe Trust Company, N.A. and EquiServe, Inc.
4.2	Form of depositary receipt evidencing depositary shares, each depositary share representing 1/10 of a share of 8 1/8% Series D Cumulative Redeemable Preferred Shares
4.3	Form of certificate evidencing 8 1/8% Series D Cumulative Redeemable Preferred Shares, Par Value $.01 Per Share (Liquidation Preference $250.00 Per Share)
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the preferred shares and the depositary shares
5.2	Opinion of Sirote & Permutt, P.C., regarding the legality of the preferred shares and the depositary shares under Alabama law
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: April 25, 2003	By:	/s/ HOWARD B. NELSON, JR. Howard B. Nelson, Jr. Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated April 3, 2003, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, and Wachovia Securities, Inc.
1.2
Terms Agreement, dated April 3, 2003, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, and Wachovia Securities, Inc.
3.1	Articles Supplementary of 8 1/8% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest of Colonial Properties Trust
4.1	Form of Deposit Agreement by and among Colonial Properties Trust and EquiServe Trust Company, N.A. and EquiServe, Inc.
4.2	Form of depositary receipt evidencing depositary shares, each representing 1/10 of a share of 8 1/8% Series D Cumulative Redeemable Preferred Shares
4.3	Form of certificate evidencing 8 1/8% Series D Cumulative Redeemable Preferred Shares, Par Value $.01 Per Share (Liquidation Preference $250.00 Per Share)
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the preferred shares and the depositary shares
5.2	Opinion of Sirote & Permutt, P.C., regarding the legality of the preferred shares and the depositary shares under Alabama law
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

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COLONIAL PROPERTIES TRUST
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX